UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2026

MasterBrand, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41545	88-3479920
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3300 Enterprise Parkway, Suite 300 Beachwood, Ohio	44122
(Address of Principal Executive Offices)	(Zip Code)

877-622-4782

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	MBC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 4, 2026, MasterBrand, Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”). As of April 13, 2026, the record date for holders of shares of common stock, par value $0.01 per share (the “Shares”), entitled to vote at the Annual Meeting, there were 127,982,461 Shares outstanding and entitled to vote at the Annual Meeting. Of the Shares entitled to vote, 113,116,411, or approximately 88.4% of the Shares, were present or represented by proxy at the Annual Meeting, constituting a quorum under the Company’s Articles of Incorporation. There were three matters presented and voted on at the Annual Meeting. Set forth below is a brief description of each matter voted on at the Annual Meeting and the final voting results with respect to each matter.

Proposal 1 – Election of three director nominees to serve three-year terms.

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Ann Fritz Hackett	99,471,548	1,596,328	528,311	11,520,224
R. David Banyard, Jr.	100,608,637	467,406	520,144	11,520,224
Philip Fracassa	100,765,328	263,363	567,496	11,520,224

The shareholders elected each of the nominees as directors.

Proposal 2 – Advisory vote on the Company’s 2025 Named Executive Officer compensation.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Votes Cast	98,960,374	1,931,187	704,626	11,520,224

The shareholders approved the Company’s 2025 Named Executive Officer compensation.

Proposal 3 – Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2026.

	Votes For	Votes Against	Abstentions
Votes Cast	112,161,309	360,108	594,994

The shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2026.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASTERBRAND, INC.

/s/ R. David Banyard, Jr.
R. David Banyard, Jr.
President & Chief Executive Officer

Date: June 4, 2026